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                                     Hodges
                                      Fund
                      Quietly & Consistently Growing Assets














                                  ANNUAL REPORT

                                   Year Ended
                                 March 31, 2001

                                     [LOGO]

Dear Fellow Shareholders,

What a ride! No broncbuster ever got jerked around more than shareholders did for the quarter ending in March. The movements in stock prices seemed to be totally random and disconnected from any type of continuity. All of the major stock indices suffered serious declines as the Dow Jones Industrial was off 8%, the S & P 500 fell 11.8% and the NASDAQ, where many of the faster growing companies trade, declined 25.5%. The retreat of the NASDAQ from top to bottom could easily be likened to the fabled 1929 crash.

Your investment in the Hodges Fund was down 10.43% the March quarter. I'm happy to report at this writing we have recovered the loss and now the price is up from the December 31, 2000 price of $11.12 per share. We did attempt to minimize the damage during the quarter by making changes in our portfolio that we hope and trust will improve our chances for recovery as the market improves. Our strategy was simply to sell stocks that we thought offered little hope of quick recovery and move the money into companies and situations that appeared to be more compelling over the intermediate term. So far our strategy appears to be working.

Looking at the year as a whole, it was one of the most difficult time periods that we have encountered. Overall most of our portfolio did not do that poorly. Our biggest mistake was riding one of our large positions, Optical Data - which is now Intrusion.com - up into the thirties and watching it fall to $4. In hindsight it was an inexcusable mistake. We hope to do better in the future.

Based on the unexpected onslaught these past months, no one can predict with certainty what the stock market is going to do - except to fluctuate. I must say that I'm encouraged though. My take is that the market became overly pessimistic when the past optimism proved to be unjustified and a combination of unsettling events, some economic and some psychological, drove prices lower and lower. I have a strong conviction that many company stocks became oversold and represent attractive long-term investments at the prevailing prices.

Many of you have shared your concern and those of you who haven't surely have asked yourself "should I get out of the market or hold tight for a better day?" I encourage you to "stay the course." I recognize that statement may sound self-serving, but I sincerely believe we have seen the worst and we are likely to see recovery take place. Not to the level of a NASDAQ 5000, but enough of an improvement that it would be significant to you.

I'm reminded of a statement made by Sir John Templeton, the undisputed dean of great long-term investing, that "bad markets follow good markets and good markets follow bad markets." The market has cycled down significantly a number of times over the years that I've been observing and participating, in 1961-62, 1966-68, 1972-74, 1987, 1990-91 and since March 10, 2000, and yet it has moved from a Dow level of 700 to 10,500. Historical perspective can be some comfort at a time like this. Bear markets normally last 13-18 months. We are now in the 15th month of this decline. The market normally goes up about 2/3 of the time and down about 1/3 of the time. The market usually turns up six to eight months before the economy does.

If you would like to visit with me about your investment, please feel free to call.

Sincerely,

/s/ Don W. Hodges

Don W. Hodges

                                   HODGES FUND
                   Value of $10,000 vs S & P 400 Midcap Index,
                   Russell 2000 Index and Wilshire 4500 Index

                           Average Annual Total Return
                           Period Ended March 31, 2001
                  1 Year ............................. (44.29%)
                  5 Year .............................   4.43%
                  Since Inception (10/9/92) ..........   8.99%


                                S&P 400 Midcap    Russell 2000    Wilshire 4500
                 Hodges Fund     with income       with income     with income
                 -----------     -----------       -----------     -----------
10/9/1992          10,000          10,000            10,000          10,000
3/31/1993          11,493          11,541            12,280          11,631
9/30/1993          11,608          12,404            13,647          12,672
3/31/1994          11,518          12,250            13,627          12,345
9/30/1994          11,454          12,603            14,004          12,789
3/31/1995          12,624          13,270            14,379          13,412
9/30/1995          15,268          15,850            17,280          16,201
3/31/1996          16,704          17,067            18,556          17,626
9/30/1996          17,849          18,069            19,550          18,835
3/31/1997          19,071          18,879            19,504          18,689
9/30/1997          25,986          25,135            26,039          24,883
3/31/1998          26,942          28,137            27,698          27,372
9/30/1998          22,558          23,550            21,087          21,883
3/31/1999          32,630          28,264            23,196          26,599
9/30/1999          28,276          29,555            25,108          27,835
3/31/2000          37,239          39,028            31,846          39,690
9/30/2000          30,644          42,326            30,981          37,529
3/31/2001          20,747          36,312            26,964          25,581


Past performance is not predictive of future performance. Sales load is not reflected in the graph and total return table presented above. Effective April 20, 1999 the Fund no longer imposed a sales load.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P 400 Midcap Index is comprised of 400 domestic stocks chosen for market-size liquidity and industry group representation. The Russell 2000 Index is formed by taking the 3,000 largest U.S. companies and then eliminating the largest 1,000 leaving a good small company index. The Wilshire 4500 Index measures the performance of all U.S.-headquartered equity securities with readily available price data, with the exception of the S&P 500 securities. The indices are unmanaged and returns include reinvested dividends.

                                   HODGES FUND

SCHEDULE OF INVESTMENTS at March 31, 2001
--------------------------------------------------------------------------------

SHARES                                                                 VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 98.3%
AIRLINES: 1.7%
   20,000      Southwest Airlines Co.                              $    355,000
                                                                   ------------
APPAREL-CLOTHING: 0.4%
   12,100      G-III Apparel Group Ltd.*                                 90,750
                                                                   ------------
AUTO MANUFACTURERS: 3.8%
   15,000      General Motors Corp.                                     777,750
                                                                   ------------
COMMUNICATION: 4.9%
   20,000      Echostar Communications Corp. - Class A*                 553,750
   10,000      JDS Uniphase Corp.*                                      184,375
   30,000      Palm, Inc.*                                              252,187
                                                                   ------------
                                                                        990,312
                                                                   ------------
COMPUTERS, SOFTWARE & TECHNOLOGY: 18.8%
   35,000      I2 Technologies, Inc.*                                   509,688
  184,800      Intrusion.com, Inc.*                                     739,200
   20,000      Microsoft Corp.*                                       1,093,750
   35,000      Oracle Corp.*                                            524,300
   25,000      Sun Microsystems, Inc.*                                  384,250
  308,000      Tyler Technologies, Inc.*                                585,200
                                                                   ------------
                                                                      3,836,388
                                                                   ------------
CONSTRUCTION: 2.2%
   57,300      Encore Wire Corp.*                                       447,656
                                                                   ------------
ENTERTAINMENT: 3.8%
   30,000      Speedway Motorsports, Inc.*                              780,000
                                                                   ------------
FINANCIAL: 5.3%
   25,000      Charles Schwab Corp.                                     385,500
  100,000      E*trade Group, Inc.*                                     698,000
                                                                   ------------
                                                                      1,083,500
                                                                   ------------
FOOD-RESTAURANTS: 6.1%
   40,000      CBRL Group, Inc.                                         727,500
   20,000      Earthgrains Co.                                          425,000
    5,000      IBP, Inc.                                                 82,000
                                                                   ------------
                                                                      1,234,500
                                                                   ------------
FOOD & RESTAURANTS: 1.5%
   40,000      Luby's, Inc.                                             304,000
                                                                   ------------
INTERNET: 11.5%
   25,000      AOL Time Warner, Inc.*                                 1,003,750
   37,000      eBay, Inc.*                                            1,338,938
                                                                   ------------
                                                                      2,342,688
                                                                   ------------
LAND & ROYALTIES: 3.6%
   20,500      Texas Pacific Land Trust                                 738,000
                                                                   ------------
OIL & GAS PRODUCERS: 2.0%
    5,000      Exxon Mobil Corp.                                        405,000
                                                                   ------------
PUBLISHING & COMMUNICATION: 2.0%
   25,000      A.H. Belo Corp. - Class A                                411,750
                                                                   ------------
RETAIL: 14.5%
  270,400      Calloway's Nursery, Inc.*                                321,100
   20,000      Costco Wholesale Corp.*                                  785,000
   20,000      Home Depot, Inc.                                         862,000
   16,100      Tractor Supply Co.*                                      225,400
   15,000      Wal-Mart Stores, Inc.                                    757,500
                                                                   ------------
                                                                      2,951,000
                                                                   ------------
SEMICONDUCTORS: 4.5%
    5,000      Micron Technology, Inc.*                                 207,650
    2,000      Novellus Systems, Inc.*                                   81,125
   20,000      Texas Instruments, Inc.                                  619,600
                                                                   ------------
                                                                        908,375
                                                                   ------------
SERVICES: 8.2%
  100,000      Children's Comprehensive Services, Inc.*                 362,500
  842,409      Corrections Corp. of America                             673,927
  250,700      Dwyer Group, Inc.*                                       626,750
                                                                   ------------
                                                                      1,663,177
                                                                   ------------
TELECOMMUNICATIONS: 3.0%
   30,000      Global Crossing Ltd.*                                    404,700
   35,000      Inet Technologies Inc.*                                  205,625
                                                                   ------------
                                                                        610,325
                                                                   ------------
VENTURE CAPITAL: 0.5%
  100,000      Massey Burch Venture Fund I                              104,860
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $22,960,199)                                                 20,035,031
                                                                   ------------

                                   HODGES FUND

--------------------------------------------------------------------------------

CONTRACTS                                                              VALUE
--------------------------------------------------------------------------------
LONG EQUITY OPTIONS: 0.4%
               COMMON STOCKS/EXPIRATION DATE/EXERCISE PRICE
       15      NASDAQ 100 INDEX CALL APR/1700.00                   $     68,250
       20      NASDAQ 100 INDEX CALL APR/1950.00                         13,900
       20      NASDAQ 100 INDEX CALL APR/2050.00                          6,200
                                                                   ------------
TOTAL LONG EQUITY OPTIONS
  (Cost $192,693)                                                        88,350
                                                                   ------------

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT: 3.3%

MONEY MARKET INVESTMENT: 3.3%
$ 677,504      Firstar Stellar Treasury Fund (cost $677,504)       $    677,504
                                                                   ------------
TOTAL INVESTMENTS IN SECURITIES
  (Cost $23,830,396+): 102.0%                                        20,800,885
Liabilities in excess of Other Assets: (2.0)%                          (415,375)
                                                                   ------------
NET ASSETS: 100.0%                                                 $ 20,385,510
                                                                   ============

*    Non-income producing security.

+ At March 31, 2001, the basis of investments for federal income tax purposes was $24,078,608. Unrealized appreciation and depreciation were as follows:

     Gross unrealized appreciation                                 $  1,398,635
     Gross unrealized depreciation                                   (4,676,358)
                                                                   ------------
     Net unrealized appreciation                                   $ (3,277,723)
                                                                   ============

See accompanying Notes to Financial Statements.

                                   HODGES FUND

STATEMENT OF ASSETS AND LIABILITIES at March 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at value (cost $23,830,396) ......    $ 20,800,885
  Receivables:
    Fund shares sold ..........................................          36,660
    Dividends and interest ....................................           2,597
    Securities sold ...........................................         213,555
  Prepaid expenses and other assets ...........................          10,503
                                                                   ------------
       Total assets ...........................................      21,064,200
                                                                   ------------

LIABILITIES
  Payables:
    Securities purchased ......................................         538,647
    Fund shares redeemed ......................................          37,306
    Due to advisor ............................................          16,377
    Distribution fees .........................................           8,530
    Administration fees .......................................           1,353
    Due to custodian ..........................................          51,836
  Accrued expenses ............................................          24,641
                                                                   ------------
       Total liabilities ......................................         678,690
                                                                   ------------

  NET ASSETS ..................................................    $ 20,385,510
                                                                   ============

  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    ($20,385,510/2,046,661 shares outstanding; unlimited
    number of shares authorized without par value) ............    $       9.96
                                                                   ============

COMPONENTS OF NET ASSETS
  Paid-in capital .............................................    $ 24,078,349
  Accumulated net realized loss on investments ................        (663,328)
  Net unrealized depreciation on investments ..................      (3,029,511)
                                                                   ------------
       Net assets .............................................    $ 20,385,510
                                                                   ============

See accompanying Notes to Financial Statements.

                                   HODGES FUND

STATEMENT OF OPERATIONS For the Year Ended March 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends .................................................    $     56,875
    Interest ..................................................          26,215
                                                                   ------------
       Total income ...........................................          83,090
                                                                   ------------
  Expenses
    Advisory fees .............................................         243,805
    Distribution fees .........................................          71,707
    Administration fees .......................................          54,866
    Transfer agent fees .......................................          27,738
    Custody fees ..............................................          25,786
    Fund accounting fees ......................................          24,596
    Audit fees ................................................          18,415
    Reports to shareholders ...................................          13,127
    Registration fees .........................................           8,219
    Trustee fees ..............................................           6,416
    Legal fees ................................................           3,267
    Miscellaneous .............................................           3,185
    Insurance expense .........................................           1,192
                                                                   ------------
       Total expenses .........................................         502,319
                                                                   ------------
         NET INVESTMENT LOSS ..................................        (419,229)
                                                                   ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss on investments ............................        (106,758)
  Net realized gain on options written ........................         127,567
  Net unrealized depreciation on investments ..................     (16,323,298)
                                                                   ------------
    Net realized and unrealized loss on investments ...........     (16,302,489)
                                                                   ------------
       NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ...    $(16,721,718)
                                                                   ============

See accompanying Notes to Financial Statements.

                                   HODGES FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    YEAR ENDED      YEAR ENDED
                                                  MARCH 31, 2001  MARCH 31, 2000
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
  Net investment loss ..........................   $   (419,229)   $   (269,030)
  Net realized gain on investments and options
    written ....................................         20,809       1,609,919
  Net unrealized appreciation (depreciation)
    on investments .............................    (16,323,298)      3,238,632
                                                   ------------    ------------
    NET INCREASE (DECREASE) IN NET ASSETS
       RESULTING FROM OPERATIONS ...............    (16,721,718)      4,579,521
                                                   ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net realized gain .......................       (415,419)     (1,764,834)
                                                   ------------    ------------

CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets derived
    from net change in outstanding shares (a) ..     (1,321,759)        515,236
                                                   ------------    ------------
    TOTAL INCREASE (DECREASE) IN NET ASSETS ....    (18,458,896)      3,329,923

NET ASSETS
  Beginning of year ............................     38,844,406      35,514,483
                                                   ------------    ------------
  END OF YEAR ..................................   $ 20,385,510    $ 38,844,406
                                                   ============    ============

(a) A summary of capital share transactions is as follows:

                                     YEAR ENDED                YEAR ENDED
                                   MARCH 31, 2001            MARCH 31, 2000
                               ----------------------    ----------------------
                                SHARES       VALUE        SHARES       VALUE
                               --------   -----------    --------   -----------
Shares sold .................   160,698   $ 2,209,585     307,090   $ 5,047,617
Shares issued in reinvestment
  of distributions ..........    34,339       394,552     107,614     1,689,535
Shares redeemed .............  (284,666)   (3,925,896)   (393,785)   (6,221,916)
                               --------   -----------    --------   -----------
Net increase (decrease) .....   (89,629)  $(1,321,759)     20,919   $   515,236
                               ========   ===========    ========   ===========

See accompanying Notes to Financial Statements.

                                   HODGES FUND

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year
--------------------------------------------------------------------------------

                                                          YEAR ENDED MARCH 31,
                                       -----------------------------------------------------------
                                        2001         2000         1999         1998         1997
                                       -------      -------      -------      -------      -------
Net asset value,
  beginning
  of year ..........................   $ 18.18      $ 16.79      $ 14.44      $ 13.20      $ 12.87
                                       -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment loss ..............     (0.21)       (0.13)       (0.15)       (0.09)       (0.11)
  Net realized and unrealized gain
    (loss) on investments ..........     (7.81)        2.36         3.05         4.79         1.85
                                       -------      -------      -------      -------      -------
Total from investment
  operations .......................     (8.02)        2.23         2.90         4.70         1.74
                                       -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
  From net realized gain ...........     (0.20)       (0.84)       (0.55)       (3.46)       (1.41)
                                       -------      -------      -------      -------      -------
Net asset value, end of year .......   $  9.96      $ 18.18      $ 16.79      $ 14.44      $ 13.20
                                       =======      =======      =======      =======      =======

Total return .......................    (44.29)%      14.13%       21.11%*      41.26%*      14.18%*

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of year (millions)   $  20.4      $  38.8      $  35.5      $  32.4      $  19.4
  Ratio of expenses to average
    net assets .....................      1.75%        1.75%        1.92%        1.96%        2.14%
  Ratio of net investment loss to
    average net assets .............     (1.46)%      (0.77)%      (0.99)%      (0.76)%      (0.95)%

  Portfolio turnover rate ..........    176.08%      126.05%      129.86%       94.05%      115.77%

* Sales load is not reflected in the total return number. Effective April 20, 1999, the Fund no longer imposed a sales load.

See accompanying Notes to Financial Statements.

                                   HODGES FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     Hodges Fund (the "Fund") is a non-diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940 (the "1940 Act") as an open-end management investment company. The Fund's investment objective is long-term capital appreciation. The Fund began operations on October 9, 1992.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange or Nasdaq are valued at the last reported sales price at the close of regular trading on the last business day of the period; securities traded on an exchange or Nasdaq for which there have been no sales and other over-the-counter securities are valued at the last reported bid price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

     B. FEDERAL INCOME TAXES. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDEND INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     D. OPTIONS CONTRACTS. The Fund may purchase a call option on securities and indices. As the holder of a call option, the Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date. The Fund may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.

                                   HODGES FUND

--------------------------------------------------------------------------------

          The Fund may write (sell) call options on securities and indices. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the options written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

     E. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

     F. RECLASSIFICATION OF CAPITAL ACCOUNTS. The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountant's Statement of Position 93-2:
          DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES. For the year ended March 31, 2001, the Fund decreased paid-in capital by $419,229 due to the Fund experiencing a net investment loss. Net realized loss and net assets were not affected by this change.

NOTE 3 - COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

     For the year ended March 31, 2001, Hodges Capital Management, Inc. (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor was entitled to a monthly fee at the annual rate of 0.85% based upon the average daily net assets of the Fund. For the year ended March 31, 2001, the Fund incurred $243,805 in Advisory fees.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

                                   HODGES FUND

--------------------------------------------------------------------------------

     Under $15 million             $30,000
     $15 to $50 million            0.20% of average daily net assets
     $50 to $100 million           0.15% of average daily net assets
     $100 to $150 million          0.10% of average daily net assets
     Over $150 million             0.05% of average daily net assets

     For the year ended March 31, 2001, the Fund incurred $54,866 in Administration fees.

     First Dallas Securities, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Advisor.

     For the year ended March 31, 2001, the Distributor received $57,235 in brokerage commissions with respect to the Fund's portfolio transactions.

     Certain officers and trustees of the Trust are also officers and/or directors of the Administrator.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of the Fund. The fee is paid to the Distributor as reimbursement for, or in anticipation of, expenses incurred for distribution-related activities. During the year ended March 31, 2001, the Fund paid fees of $71,707 to the Distributor.

                                   HODGES FUND

--------------------------------------------------------------------------------

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     The cost of purchases and proceeds from sales of securities, excluding U.S. Government obligations and short-term securities, for the year ended March 31, 2001, was $49,424,691 and $50,643,184, respectively.

     The activity in call options written during the year ended March 31, 2001 is as follows:

                                            CONTRACTS      PREMIUMS RECEIVED
                                            ---------      -----------------
     Options outstanding,
       beginning of year                           --          $      --
     Options written                           (1,020)          (443,954)
     Options closed                               735            367,817
     Options exercised                             70             21,939
     Options expired                              215             54,198
                                            ---------          ---------
     Options outstanding,
       End of year                                 --          $      --
                                            =========          =========

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

To the Shareholders of
  Hodges Fund
The Board of Trustees of
 Professionally Managed Portfolios

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Hodges Fund, a series of Professionally Managed Portfolios, as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001, by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hodges Fund as of March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
APRIL 12, 2001

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                                     Advisor
                         HODGES CAPITAL MANAGEMENT, INC.
                                2905 Maple Avenue
                               Dallas, Texas 75201
                                 (877) 232-1222

                                   Distributor
                          FIRST DALLAS SECURITIES, INC.
                                2905 Maple Avenue
                               Dallas, Texas 75201
                                 (800) 388-8512

                                    Custodian
                     FIRSTAR INSTITUTIONAL CUSTODY SERVICES
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 Transfer Agent
                          AMERICAN DATA SERVICES, INC.
                                  P.O. Box 5536
                         Hauppauge, New York 11788-0132
                                 (800) 282-2340

                                    Auditors
                              TAIT, WELLER & BAKER
                         8 Penn Center Plaza, Suite 800
                        Philadelphia, Pennsylvania 19103

                                  Legal Counsel
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104

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This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, Fund performance may fluctuate substantially over the short-term and current performance may differ from that shown. Statements and other information herein are dated and are subject to change.